UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2021, as recommended by SGRP's Governance Committee, the Board of Directors of SGRP (the "Board") appointed Mr. Michael Wager and Mr. Sean M. Whelan to the Board and to the Audit Committee. On October 14, 2021, Mr. Wager and Mr. Whelan agreed to become directors on SGRP's Board.

Mr. Michael Wager is an attorney who has specialized in securities, reorganizations, M&A and regulatory compliance throughout his career. He is currently a Senior Counsel with Taft Stettinius & Hollister LLP serving in an advisory role and the Chief Strategy Officer for Byrna Technologies. Mr. Wager is also currently a member of the board and has served as the Chairman of the Audit and Governance Committees for Michael Anthony Holdings. Mr. Wager earned his Bachelor of Arts, Political Science Degree at the American University, College of Public Affairs, his Master of Arts, Political Science Degree at Columbia University, Graduate School of Arts and Sciences, and his Juris Doctor Degree at New York University School of Law.

Mr. Sean M. Whelan is currently the Chief Executive Officer, and was previously the Chief Financial Officer, for Encore Rehabilitation Services. He has also held the Chief Financial Officer role for several other public and private companies including Smile America Partners, Bedrock Manufacturing, LLC, Diplomat Pharmacy and InfuSystem Holdings, Inc. Mr. Whelan is currently a Board member and Chairman of the Audit Committee with Zomedica Corp (NYSE American: ZOM) and also a Board member with OptioRx; he previously served as an Executive Board member with Diplomat Pharmacy and InfuSystem Holding, Inc. Mr. Whelan earned his Bachelor of Business Administration Degree and his Master of Accounting Degree at the University of Michigan’s Ross School of Business and is a CPA.

SGRP's Governance Committee and Board have determined that Mr. Wager and Mr. Whelan each satisfies the applicable requirements for general Board independence under Nasdaq Listing Rule 5605(b)(1) and the heightened independence and financial literacy criteria for Audit Committee membership under Nasdaq Listing Rule 5605(c)(2)(A). Their appointments and the other events and determinations described in Item 8.01 below complete SGRP's actions to regain compliance with Nasdaq's majority independent Board and Audit Committee requirements, which Nasdaq confirmed on October 20, 2021.

Item 8.01.	Other Events.

On June 15, 2021, Nasdaq notified SGRP that, due to the simultaneous resignations of all three directors on its audit committee, SGRP no longer complied with Nasdaq's majority independent board and audit committee requirements, and pursuant to its discretionary authority, Nasdaq requested that the Company submit a plan of compliance by June 29, 2021, which deadline it subsequently extended to July 6, 2021. See SGRP's Current Report on Form 8-K as filed with the SEC on July 2, 2021.

On July 2, 2021, SGRP submitted a plan of compliance (the "Plan") to Nasdaq, in which SGRP outlined its efforts to find and appoint three independent directors to the Board and Audit Committee, by October 1, 2021, thereby enabling the Company to regain compliance with Nasdaq's rules, which efforts include the retention of Caldwell Partners to lead SGRP's independent director search and identify suitable candidates.

On July 16, 2021, Nasdaq responded in a letter to SGRP accepting the Plan to appoint three independent directors to the Board and Audit Committee giving SGRP until October 15, 2021 to implement the Plan and regain compliance with the majority independent board and Audit Committee requirement rules. See SGRP's Current Report on Form 8-K as filed with the SEC on July 30, 2021.

On October 20, 2021, Nasdaq confirmed that SGRP is now in compliance with Nasdaq's majority independent Board and Audit Committee requirements as a result of the events and determinations described in Item 8.01 below.

Correction of Failure to Maintain the Required Majority Board Independence (Nasdaq Listing Rule 5605(b)(1)).

In addition to appointing and determining the independence of Mr. Wager and Mr. Whelan (see above), SGRP's Governance Committee and Board recently determined (effective as of August 1, 2021) that its existing Directors Mr. Robert G. Brown and Mr. James R. Brown Sr., and previously determined that its existing directors Mr. Peter W. Brown and Mr. Panagiotis (“Panos”) N. Lazaretos, each satisfies the applicable requirements for general Board independence under Nasdaq Listing Rule 5605(b)(1).

Accordingly, SGRP gave notice to Nasdaq on October 15, 2021 (the "Compliance Notice”), that as of such date, the Board is composed of the following eight members, six of whom have been determined by the Board to meet the general independence requirements for directors set forth in Nasdaq Listing Rule 5605(a)(2): William H. Bartels, James R. Brown Sr. (independent), Peter W. Brown (independent), Robert G. Brown (independent), Panagiotis (“Panos”) N. Lazaretos (independent), Michael Wager (independent), Sean M. Whelan (independent) and Michael R. Matacunas.

Therefore, SGRP is in compliance with the majority board independence requirement of Nasdaq Listing Rule 5605(b)(1) as of October 15, 2021, and on October 20, 2021, Nasdaq confirmed such compliance.

Correction of Failure to Maintain the Required Audit Committee Composition and Independence (Nasdaq Listing Rule 5605(c)(2)(A).

In addition to appointing Mr. Wager and Mr. Whelan to the Audit Committee and determining that each satisfies the required heightened independence and financial literacy criteria (see above), SGRP's Governance Committee and Board recently appointed Mr. Panagiotis (“Panos”) N. Lazaretos to the Audit Committee.

Accordingly, SGRP advised Nasdaq in the Compliance Notice that, as of October 15, 2021, the Audit Committee of the Corporation is composed of three independent directors, Michael Wager, Sean M. Whelan, and Panos Lazaretos, each of whom SGRP's Governance Committee and Board have determined meet the heightened independence and financial literacy criteria under Nasdaq Listing Rule 5605(c)(2)(A).

In addition, SGRP's Governance Committee and Board have determined that Mr. Whelan meets the definition of an "Audit Committee financial expert" under Item 407(d)(5)(ii) and (iii) of Regulation S-K.

Therefore, SGRP is in compliance with the Audit Committee composition requirements in Nasdaq Listing Rule 5605(c)(2)(A) as of October 15, 2021, and on October 20, 2021, Nasdaq confirmed such compliance.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (the "Company"), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of adding two new director to the Board, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, " Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits: NONE

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	October 20, 2021

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer
Treasurer and Secretary